SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 16, 2001


                        General DataComm Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                            1-8086                06-0853856
   --------                             ------                ----------
 (State or Other Jurisdiction        (Commission             (IRS Employer
   of Incorporation)                  File Number)         Identification No.)


              Middlebury, Connecticut               06762-1299
              -----------------------               ----------
     (Address of Principal Executive Offices)       (Zip Code)



        Registrant's telephone number, including area code (203) 574-1118
                                                           --------------



                                      N /A
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   Other Events


On April 16, 2001, the Company advised its U.S. employees that the work week for all salaried exempt employees will be temporarily reduced to four days. This reduces the compensation for all such U.S. employees, including management, by 20 percent, effective April 23, 2001.

The working hours will be similarly reduced for salaried non-exempt and hourly employees, also effective April 23, 2001.

These actions are required in response to a general slowdown in the market for networking products and current limitations on available borrowing under the Company's primary loan agreement. In addition, such actions represent an effort to preserve jobs while the Company is pursuing the sale of divisions.






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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          General DataComm Industries, Inc.
                                          ---------------------------------
                                                     (Registrant)


                                          By:  /S/ WILLIAM G. HENRY
                                               William G. Henry
                                               Vice President and
                                               Principal Financial Officer



Dated:  April 23, 2001






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